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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 1999

                      THE NEWHALL LAND AND FARMING COMPANY
                      ( a California Limited Partnership )
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

        1-7585                                                       95-3931727
(Commission File Number)                      (IRS Employer Identification No.)

                    23823 Valencia Blvd., Valencia, CA 91355
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 661-255-4000

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                                                                              2.

Item 5.  OTHER EVENTS

         The Newhall Land and Farming Company issued a news release on December 16, 1999 concerning expected record earnings in 1999, the close of escrow on the sale of Suey Ranch, an update on its unit repurchase program and its continuing to publish year-end property appraisals. The press release is filed as an exhibit to this report.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibits are filed with this report.

         99 The Newhall Land and Farming Company press release dated December 16, 1999


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE NEWHALL LAND AND FARMING COMPANY
                                           (a California Limited Partnership)
                                                           Registrant

                                   By  Newhall Management Limited Partnership,
                                                  Managing General Partner

                                   By  Newhall Management Corporation,
                                                  Managing General Partner

Date:   December 16, 1999          By        /s/ DONALD L. KIMBALL
                                       ---------------------------------------
                                       Donald L. Kimball
                                       Vice President - Finance and  Controller
                                       Newhall Management Corporation
                                          (Principal Accounting Officer)